                            JACOB INTERNET FUND INC.

                              Prospectus Supplement
                               dated March 1, 2002

    This supplement to the Jacob Internet Fund Inc. Prospectus dated January
                   2, 2002, amends the Prospectus as follows:

Effective March 1, 2002, Quasar Distributors,  LLC, an affiliate of U.S. Bancorp
Fund Services, LLC, the Administrator, Transfer Agent and Dividend Agent for the
Jacob Internet Fund Inc.  ("Fund"),  replaced LePercq,  de Neuflize  Securities,
Inc.  as  the  Fund's  distributor.  All  references  to  LePercq,  de  Neuflize
Securities, Inc. and/or Distributor in the Fund's prospectus dated as of January
2, 2002 are hereby deemed to refer to Quasar Distributors, LLC. In addition, the first two paragraphs on page 17 in the Fund's  prospectus dated as of January 2,
2002 are replaced with the following:

Distributor:  Quasar  Distributors,  LLC (the "Distributor") has entered into an agreement with the Fund to serve as the Fund's distributor. The Distributor will be paid an annual  distribution  fee of 0.10% of the average daily net assets of the Fund (the "Distribution Fee") under the terms of the Fund's Rule 12b-1 Plan.
This fee will be used to compensate the Distributor and, at the direction of the
Adviser, to pay promotional and advertising expenses related to the distribution of the Fund's shares and expenses  related to the printing of Fund  prospectuses used in connection with the distribution  and sale of Fund shares.  In addition, the fee  will  be used to  compensate  financial  intermediaries  for  providing distribution assistance with respect to the sale of Fund shares. See "Investment
Advisory and Other Services" in the Statement of Additional Information.

12b-1 Plan.  The Fund has adopted a distribution  and service plan,  pursuant to
Rule 12b-1 under the  Investment  Company Act of 1940 (the  "Plan").  Rule 12b-1
provides that an investment  company which bears any direct or indirect  expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1.  Pursuant to the Plan, the Fund will  compensate the Adviser with an annual  service  fee of 0.25% of the  Fund's  average  daily net  assets  for certain expenses and costs including those incurred in connection with providing shareholder servicing and maintaining  shareholder  accounts.  In addition,  the
Adviser  may  use  the fee to  compensate  parties  with  which  it has  written agreements  and whose clients own shares of the Fund for providing  servicing to their clients ("shareholder servicing").  As noted above, the Plan also provides for an annual  Distribution Fee used to provide  promotional support to the Fund and to make payments to broker-dealers  and other financial  institutions  whose clients are Fund  shareholders.  The  Distribution  Fee is an "asset based sales charge"  and,  therefore,  long-term  shareholders  may pay more in total  sales charges  than the  economic  equivalent  of the maximum  front-end  sales charge permitted by the National Association of Securities Dealers,  Inc. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will  increase  the cost of your  investment  and may cost you more than  paying other  types of sales  charges.  Fees paid  under the Plan may not be waived for individual shareholders.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 2002
                            As Amended March 1, 2002

                    RELATING TO THE JACOB INTERNET FUND INC.
                        PROSPECTUS DATED JANUARY 2, 2002,
                            AS AMENDED MARCH 2, 2002

     This Statement of Additional  Information sets forth  information which may be of interest to investors but which is not necessarily  included in the Fund's
Prospectus, dated January 2, 2002, as amended March 1, 2002 (the "Prospectus").

     This Statement of Additional  Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Fund toll-free at 1-888-JACOB-FX.  The material relating to the purchase, redemption and pricing of shares has been incorporated by  reference  into the  Statement  of  Additional  Information  from the Fund's
Prospectus.

     This Statement of Additional  Information is incorporated by reference into the Prospectus in its entirety.

                                     TABLE OF CONTENTS

Fund History..............................................................  [2]
Description of the Fund and its Investments and Risks.....................  [2]
Management of the Fund....................................................  [7]
Codes of Ethics...........................................................  [8]
Control Persons and Principal Holders of Securities.......................  [8]
Investment Advisory and Other Services....................................  [9]
Brokerage Allocation and Other Practices..................................  [12]
Capital Stock and Other Securities........................................  [13]
Purchase, Redemption and Pricing of Shares................................  [14]
Taxation of the Fund......................................................  [14]
Underwriters..............................................................  [16]
Calculation of Performance Data...........................................  [16]
Financial Statements......................................................  [17]

I. FUND HISTORY

     Jacob Internet Fund Inc. (the "Fund") was  incorporated in Maryland on July
13, 1999.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     A. INVESTMENT STRATEGIES AND RISKS

     The Fund's primary investment  objective is long-term growth of capital and its  secondary  objective  is current  income.  The Fund  seeks to  achieve  its objectives by investing,  under normal circumstances,  at least 80% of its total assets in the securities of companies  engaged in Internet and  Internet-related industries.  The Fund  generally  focuses its  investments  in common stocks and securities convertible into common stocks. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from
Internet or Internet-related  businesses or that are aggressively developing and expanding their Internet and Internet-related business operations.

     As a diversified,  open-end management  investment company, at least 75% of the Fund's  total assets are  required to be invested in  securities  limited in respect of any one issuer to not more than 5% of the Fund's  total assets and to not more than 10% of the issuer's voting securities.

     B. DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES

     The following  expands upon the descriptions in the Prospectus of the types of securities in which the Fund may invest and their related risks. In addition, this  section  discusses  certain  potential  Fund  investments  which  were not previously described in the Prospectus.

     1. The Computer/Internet Technology Area. The Adviser believes that because of rapid advances in  computer/Internet  technology,  an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital  appreciation.  Of course, prices of common stocks of even the best managed,  most profitable  corporations  are subject to market risk,  which means their stock prices can decline. In addition, swings in investor psychology or  significant  trading by large  institutional  investors  can result in price fluctuations.  The Fund may also invest in the stocks of  companies  that should benefit from the commercialization of technological advances,  although they may not be directly involved in research and development.

     The Fund's investment  policy is not limited to any minimum  capitalization
requirement   and  the  Fund  may  hold   securities   without   regard  to  the
capitalization of the issuer. The Adviser's overall stock selection for the Fund is not  based on the  capitalization  or size of the  company  but  rather on an assessment of the company's fundamental prospects.

     Companies in the rapidly  changing  field of  computer/Internet  technology face  special  risks.  For  example,  their  products or services  may not prove commercially  successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet  technology area and to greater risk and market  fluctuation  than an  investment  in a fund that invests in a broader range of portfolio  securities not concentrated in any particular  industry.  As such,  the Fund is not an  appropriate  investment for individuals who are not long-term investors and who, as their primary objective, require  safety of  principal  or stable  income  from  their  investments.  The computer/Internet  technology  area  may  be  subject  to  greater  governmental regulation  than many other areas and changes in  governmental  policies and the need for regulatory approvals may have a material adverse effect on these areas.
Additionally,  companies  in these  areas may be subject to risks of  developing technologies,  competitive  pressures and other  factors and are dependent  upon consumer and business acceptance as new technologies evolve.

     2.  Foreign  Securities.  The Fund may  invest  up to 15% of its  assets in foreign securities.  It is, however,  the present intention of the Fund to limit the  investment  in  foreign  securities  to no more than 5% of its  assets.  By investing a portion of its assets in foreign  securities,  the Fund will attempt to take advantage of differences  among economic  trends and the  performance of securities  markets  in  various  countries.  To  date,  the  market  values  of securities  of issuers  located in  different  countries  have moved  relatively independently  of each  other.  During  certain  periods,  the  return on equity investments in some countries has exceeded the return on similar  investments in the United  States.  The Adviser  believes that, in comparison  with  investment companies investing solely in domestic securities,  it may be possible to obtain significant  appreciation from a portfolio of foreign investments and securities from  various  markets that offer  different  investment  opportunities  and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire  investment portfolio.  On the other hand, a decline in the value of the Fund's  investments in one country may offset potential gains from investments in another country.

     Investment in obligations of foreign  issuers and in direct  obligations of
foreign  nations  involves  somewhat  different   investment  risks  from  those
affecting  obligations of United States domestic  issuers.  There may be limited publicly  available  information  with  respect to foreign  issuers  and foreign issuers are not generally subject to uniform accounting,  auditing and financial standards and requirements comparable to those applicable to domestic companies.
There  may  also  be less  government  supervision  and  regulation  of  foreign securities  exchanges,  brokers and listed  companies than in the United States.
Foreign  securities  settlements  may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets  of the Fund are  uninvested  and no return  is  earned  thereon  and may
involve  a  risk  of  loss  to  the  Fund.   Foreign   securities  markets  have
substantially less volume than domestic  securities  exchanges and securities of some foreign  companies  are less liquid and more  volatile  than  securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities  exchanges are generally higher than in the United States.
Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to  dividends  and  interest  paid to the Fund by  domestic  companies.
Additional  risks  include  future  political  and  economic  developments,  the possibility  that a foreign  jurisdiction  might impose or increase  withholding taxes on income  payable  with  respect  to  foreign  securities,  the  possible seizure,  nationalization  or  expropriation  of the  foreign  issuer or foreign deposits  (in which  the Fund  could  lose its  entire  investment  in a certain market) and the possible adoption of foreign  governmental  restrictions such as exchange  controls.  To the  extent  the Fund  invests  in  foreign  securities, shareholders  may be subject to  additional  risks than if the Fund's  portfolio contained only domestic securities.

     Foreign  Currency.  Investments  in  foreign  securities  will  usually  be denominated in foreign currency,  and the Fund may contemporarily  hold funds in foreign currencies.  The value of the Fund's investments  denominated in foreign currencies may be affected,  favorably or unfavorably,  by the relative strength of the U.S.  dollar,  changes in foreign currency and U.S. dollar exchange rates and exchange  control  regulations.  The Fund may incur costs in connection with conversions  between  various  currencies.  The Fund's net asset value per share will be  affected  by changes in  currency  exchange  rates.  Changes in foreign currency  exchange  rates may also affect the value of  dividends  and  interest earned,  gains and losses  realized on the sale of securities and net investment income and gains,  if any, to be  distributed to  shareholders  by the Fund. The rate of exchange  between the U.S. dollar and other  currencies is determined by the forces of supply and demand in the foreign  exchange  markets (which in turn are  affected  by  interest  rates,  trade  flow  and  numerous  other  factors, including, in some countries, local governmental intervention).

     3. U.S. Government Obligations. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or  guaranteeing  agency or by the agency's  right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their  interest  rates,  maturities  and times of issuance  as follows:  U.S.
Treasury bills (maturity of one year or less),  U.S. Treasury notes (maturity of one year or ten years),  U.S. Treasury bonds (generally  maturities of more than ten  years),  and (ii)  obligations  issued  or  guaranteed  by U.S.  Government agencies and  instrumentalities  that are supported by the full faith and credit of the United  States  (such as  securities  issued by the  Government  National
Mortgage  Association,  the Federal  Housing  Administration,  the Department of
Housing and Urban  Development,  the  Export-Import  Bank, the General  Services
Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration,  most of
which  are  explained   below  under  the  section   entitled   "Mortgage-Backed
Securities").  The maturities of U.S. Government  obligations usually range from three months to thirty years.

     4. Repurchase Agreements.  When the Fund purchases securities, it may enter into a repurchase  agreement with the seller  wherein the seller agrees,  at the time of sale,  to  repurchase  the  security at a mutually  agreed upon time and price.  The Fund may enter into  repurchase  agreements with member banks of the
Federal  Reserve  System and with  broker-dealers  who are recognized as primary dealers in United States  Government  securities by the Federal  Reserve Bank of
New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's  acquisition of the securities and normally would be within a shorter  period of time.  The resale  price will be in excess of the purchase  price,  reflecting an agreed upon market rate effective for the period of time the  Fund's  money will be  invested  in the  security,  and will not be related  to the  coupon  rate of the  purchased  security.  At the time the Fund enters  into a  repurchase  agreement,  the  value of the  underlying  security, including  accrued  interest,  will be  equal  to or  exceed  the  value  of the repurchase  agreement,  and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security,  including accrued  interest,  will at all  times be equal to or  exceed  the  value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest,  even though the underlying security may mature in more than one year. The collateral  securing the seller's obligation  must be of a credit quality at least equal to the Fund's  investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the  Investment  Company Act of 1940, as amended (the "1940
Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject  to the  repurchase  agreement  and is  therefore  subject to the Fund's investment  restriction  applicable  to loans.  It is not clear  whether a court would  consider  the  securities  purchased  by the Fund subject to a repurchase agreement  as being owned by the Fund or as being  collateral  for a loan by the
Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings  with respect to the seller of the securities  before  repurchase of the security  under a repurchase  agreement,  the Fund may encounter a delay and incur costs before being able to sell the  security.  Delays may involve loss of interest or decline in price of the  security.  If the court  characterized  the transaction as a loan and the Fund has not perfected a security  interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the  principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund,  the Adviser  seeks to minimize  the risk of loss  through  repurchase agreements by analyzing the  creditworthiness  of the obligor,  in this case the seller.  Apart from the risk of bankruptcy or insolvency  proceedings,  there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the  proceeds of the sale to a third party are less than the  repurchase  price.  However,  if the  market  value of the  securities subject to the  repurchase  agreement  becomes  less than the  repurchase  price
(including  interest),  the Fund involved will direct the seller of the security to deliver  additional  securities  so that the market  value of all  securities subject to the repurchase  agreement will equal or exceed the repurchase  price.
It is  possible  that a Fund will be  unsuccessful  in  seeking to impose on the seller a contractual obligation to deliver additional securities.

     5. Hedging  Transactions.  The Fund may, but does not currently  intend to, enter into hedging  transactions.  Hedging is a means of transferring risk which an investor  does not desire to assume during an uncertain  market  environment.
The Fund is permitted to enter into the transactions solely (a) to hedge against changes  in the  market  value of  portfolio  securities  or (b) to close out or offset existing positions.  The transactions must be appropriate to reduction of risk; they cannot be for speculation.  In particular, the Fund may write covered call options on securities or stock indices.  By writing call options,  the Fund limits its profit to the amount of the  premium  received.  By writing a covered call  option,  the Fund  assumes the risk that it may be required to deliver the security  having a market  value  higher  than its market  value at the time the option was written.  The Fund will not write options if  immediately  after such sale the aggregate value of the obligations under the outstanding  options would exceed 25% of the Fund's net assets.

     To the  extent  the Fund  uses  hedging  instruments  which do not  involve specific  portfolio  securities,  offsetting  price changes  between the hedging instruments  and the  securities  being hedged will not always be possible,  and market value  fluctuations  of the Fund may not be completely  eliminated.  When using hedging instruments that do not specifically  correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

     Short Sales. The Fund may make short sales of securities "against-the-box."
A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales  "against-the-box"  as a form of hedging to offset  potential  declines in long  positions in the same or similar securities.

     6. Options  Transactions.  The Fund may, but does not currently  intend to, enter into options  transactions.  The Fund may purchase call and put options on securities  and on stock  indices in an attempt  to hedge its  portfolio  and to increase its total  return.  Call  options may be purchased  when it is believed that the market price of the  underlying  security or index will increase  above the exercise  price.  Put options may be purchased  when the market price of the underlying  security or index is expected to decrease below the exercise  price.
The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party  writing the option and a  commission  to the broker selling the option. If the option is exercised by the Fund, the amount of the  premium  and the  commission  paid may be  greater  than the  amount of the brokerage  commission  that  would be  charged if the  security  were  purchased directly.

     In addition, the Fund may write covered call options on securities or stock indices.  By writing  options,  the Fund limits its profits to the amount of the premium  received.  By writing a call option,  the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the  option  was  written  plus  the  difference  between  the original  purchase  price of the stock and the  strike  price.  By writing a put option,  the Fund  assumes  the risk that it may be  required  to  purchase  the underlying security at a price in excess of its current market value.

     7. Lending of  Securities.  The Fund may lend its  portfolio  securities to qualified  institutions  as determined by the Adviser.  By lending its portfolio securities,  the Fund  attempts  to increase  its income  through the receipt of interest  on the loan.  Any gain or loss in the market  price of the  securities loaned that may occur during the term of the loan will be for the account of the
Fund in such transaction.  The Fund will not lend portfolio  securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets
(including  such loans).  All relevant  facts and  circumstances,  including the creditworthiness of the qualified institution, will be monitored by the Adviser, and  will  be  considered  in  making  decisions  with  respect  to  lending  of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their  reasonableness is determined by the Fund's Board of Directors.

     8.  Variable-Amount  Master  Demand Notes.  The Fund may purchase  variable amount master demand notes ("VANs").  VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid  principal  balance plus accrued interest at specified  intervals upon a specified  number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

     The VANs in which the Fund may  invest  are  payable on not more than seven calendar  days' notice either on demand or at specified  intervals not exceeding one  year  depending  upon  the  terms  of  the  instrument.  The  terms  of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other  appropriate  interest  rate  adjustment  index as provided in the respective  instruments.  The  Fund  will  decide  which  variable  rate  demand instruments  it will purchase in accordance  with  procedures  prescribed by its
Board of Directors to minimize credit risks.

     The VANs that the Fund may  invest in  include  participation  certificates purchased  by the Fund  from  banks,  insurance  companies  or  other  financial institutions in fixed or variable rate, or taxable debt obligations (VANs) owned by such institutions or affiliated  organizations.  A participation  certificate gives the Fund an undivided  interest in the obligation in the  proportion  that the Fund's  participation  interest bears to the total  principal  amount of the obligation and provides the demand repurchase feature described below. Where the institution  issuing the  participation  does not meet the Fund's  high  quality standards,  the  participation  is backed by an irrevocable  letter of credit or guaranty of a bank (which may be a bank issuing a  confirming  letter of credit, or a bank  serving as agent of the  issuing  bank with  respect to the  possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance  company that the Board of Directors of the Fund has  determined meets the prescribed  quality  standards for the Fund. The Fund has the right to
sell  the   participation   certificate  back  to  the  institution  and,  where
applicable,  draw on the letter of credit,  guarantee or insurance after no more than 30 days' notice  either on demand or at specified  intervals  not exceeding
397 days (depending on the terms of the  participation),  for all or any part of the full principal amount of the Fund's participation  interest in the security, plus accrued  interest.  The Fund intends to exercise the demand only (1) upon a default  under  the  terms of the  bond  documents,  (2) as  needed  to  provide liquidity to the Fund in order to make redemptions of the Fund's shares,  or (3)
to maintain a high quality investment  portfolio.  The institutions  issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase  feature, in an amount equal to the excess of the interest paid on the instruments  over the negotiated yield at which the  participations  were  purchased by the Fund.  The total fees generally  range from 5% to 15% of the applicable  prime rate* or other interest rate index. With respect to insurance,  the Fund will attempt to have the issuer of the  participation  certificate bear the cost of the insurance,  although the
Fund retains the option to purchase  insurance if  necessary,  in which case the cost of  insurance  will  be an  expense  of the  Fund.  The  Adviser  has  been instructed by the Fund's Board of Directors to continually  monitor the pricing, quality and liquidity of the variable rate demand  instruments held by the Fund, including the participation  certificates,  on the basis of published  financial information  and  reports  of the  rating  agencies  and other  bank  analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund,  the Fund  intends to hold them until  maturity,  except  under the circumstances stated above.

     While the value of the  underlying  variable  rate demand  instruments  may change with changes in interest rates generally, the variable rate nature of the underlying  variable rate demand instruments should minimize changes in value of the  instruments.  Accordingly,  as interest  rates  decrease or  increase,  the
potential  for  capital   appreciation   and  the  risk  of  potential   capital
depreciation  is less than would be the case with a  portfolio  of fixed  income securities.  The Fund may contain VANs on which stated minimum or maximum rates, or maximum  rates set by state law,  limit the degree to which  interest on such
VANs may  fluctuate.  To the extent that the Fund holds VANs with these  limits, increases or  decreases in value may be somewhat  greater than would be the case without  such limits.  In the event that  interest  rates  increased so that the variable rate exceeded the fixed-rate on the obligations,  the obligations could no  longer  be  valued  at par and this may  cause  the Fund to take  corrective action, including the elimination of the instruments.  Because the adjustment of interest  rates on the VANs is made in relation to movements  of the  applicable banks' "prime rate,"* or other interest rate adjustment  index, the VANs are not comparable to long-term fixed-rate  securities.  Accordingly,  interest rates on the VANs may be  higher  or lower  than  current  market  rates  for  fixed-rate obligations or obligations of comparable quality with similar maturities.

     For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its  acquisition,  the maturity of the instrument  will be deemed to be the longer of (1) the period  required  before the Fund is entitled to receive  payment of the principal  amount of the instrument or (2) the period remaining until the instrument's  next interest rate  adjustment.  If a variable rate demand  instrument  ceases to meet the investment  criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

     9.  Investment  Companies.  The  Fund  may  purchase  securities  of  other investment  companies  only to the extent that (i) not more than 5% of the value of the  Fund's  total  assets  will be  invested  in the  securities  of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in  securities of investment  companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund,  except as such securities may be acquired as part of a merger,  consolidation or acquisition of assets and further, except as may be  permitted  by  Section  12(d) of the 1940 Act or by the  Securities  and
Exchange Commission.

     10.  Borrowing.  The Fund may from time to time borrow money from banks for temporary,  extraordinary or emergency purposes.  Such borrowing will not exceed an amount  equal to  one-third  of the value of the Fund's total assets less its liabilities  and will be made at prevailing  interest  rates.  The Fund may not, however,  purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income.

     C. FUND POLICIES - INVESTMENT RESTRICTIONS

     The Fund has  adopted the  following  fundamental  investment  restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares.  As used in this  Prospectus,  the  term  "majority  of the  outstanding shares" of the Fund  means,  respectively,  the vote of the lesser of (i) 67% or more of the shares of the Fund present at the  meeting,  if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

*    The  "prime  rate"  is  generally  the rate  charged  by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ  from other  banks and will be the rate  announced  by each bank on a  particular  day.  Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

     The Fund may not:

     (1)  Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not  leveraging)  purposes,  including the meeting of  redemption  requests  that  might  otherwise  require  the untimely  disposition of  securities,  in an amount up to one-third of the value of the Fund's total assets  (including the amount  borrowed)
          valued at market less  liabilities (not including the amount borrowed)
          at the time the borrowing was made.

     (2)  With respect to 75% of its total assets, the Fund will not invest more than 5% of its  assets in the  securities  of any one  issuer  (except securities issued or guaranteed by the U.S. Government,  its agencies, and instrumentalities).

     (3)  With respect to 75% of its total  assets,  the Fund will not invest in the  securities  of any issuer if as a result the Fund holds more than
          10% of the outstanding  securities or more than 10% of the outstanding voting securities of such issuer.

     (4)  Mortgage,  pledge or  hypothecate  any assets except that the Fund may pledge  not  more  than  one-third  of  its  total  assets  to  secure borrowings made in accordance with paragraph (1) above.

     (5)  Sell  securities  short,  except  short  sales  "against-the-box,"  or purchase securities on margin in connection with hedging transactions.

     (6)  Underwrite the securities of other issuers, except insofar as the Fund may be  deemed an  underwriter  under  the  Securities  Act of 1933 in disposing of a portfolio security.

     (7)  Invest  more than an  aggregate  of 15% of its net assets in  illiquid securities,  including restricted securities and other securities that are not readily marketable,  such as repurchase agreements maturing in more than seven days and variable rate demand instruments  exercisable in more than seven days.

     (8)  Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from  investing in  obligations  secured by real estate or interests in real estate.

     (9)  Make  loans to  others,  except  through  the  purchase  of  portfolio
          investments,   including  repurchase  agreements,   exceeding  in  the
          aggregate  one-third  of the market  value of the Fund's  total assets less liabilities other than obligations created by these transactions.

     (10) Invest 25% or more of its assets in the securities of "issuers" in any single industry,  except that the Fund will concentrate (invest 25% or more of its assets) in the  Internet  sector and  provided  that there shall be no limitation on the Fund to purchase  obligations  issued or
          guaranteed   by  the  United  States   Government,   its  agencies  or
          instrumentalities.

     (11) Invest in securities  of other  investment  companies,  except (i) the
          Fund may purchase unit  investment  trust  securities  where such unit investment  trusts meet the investment  objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger,  consolidation  or acquisition of assets and (ii)
          as permitted by Section 12(d) of the 1940 Act or by the Securities and
          Exchange Commission.

     (12) Issue senior  securities  except  insofar as the Fund may be deemed to have  issued a  senior  security  in  connection  with  any  permitted borrowing.

     The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's  holdings is due to a change in value of the Fund's  securities.  This qualification does not apply to the restriction on the Fund's ability to purchase additional  securities when borrowings earn 5%
of the value of the Fund's total assets.  Investment restrictions that involve a maximum  percentage  of securities  or assets will be violated,  however,  if an excess  over the  percentage  occurs  immediately  after,  and is caused  by, an acquisition of securities or assets of, or borrowings by, the Fund.

     D. TEMPORARY DEFENSIVE POSITIONS

     When the  Adviser  believes  that  market  conditions  warrant a  temporary defensive  position,  the Fund may invest up to 100% of its assets in short-term instruments such as commercial  paper,  bank  certificates of deposit,  bankers'
acceptances,  variable rate demand instruments or repurchase agreements for such
securities  and  securities  of  the  U.S.   Government  and  its  agencies  and
instrumentalities,  as well as cash and cash equivalents  denominated in foreign currencies.  Investments in domestic bank  certificates  of deposit and bankers'
acceptances  will be limited  to banks that have total  assets in excess of $500 million and are subject to  regulatory  supervision  by the U.S.  Government  or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards  established for U.S. short-term  instruments.

III. MANAGEMENT OF THE FUND

     The Fund's Board of Directors is responsible for the overall management and supervision  of the Fund.  The Board employs Jacob Asset  Management of New York
LLC  (the  "Adviser")  as the  investment  adviser  to  the  Fund.  The  Adviser supervises all aspects of the Fund's  operations and provides  investment advice
and  portfolio   management  services  to  the  Fund.  Subject  to  the  Board's supervision,  the  Adviser  makes all of the  day-to-day  investment  decisions, arranges for the execution of portfolio  transactions and generally  manages the portfolio investments.

     The  Directors  and  officers of the Fund and their  principal  occupations during the past five years are set forth  below.  Their  titles may have  varied during this period.  Asterisks  indicate that those  Directors  are  "interested persons" of the Fund, as defined in the 1940 Act.  Unless  otherwise  indicated, the address of each Director and officer is 1675  Broadway,  New York,  New York
10019.

                       OFFICERS AND DIRECTORS OF THE FUND

Name, (Age), Address                   Position with the Fund, Principal Occupations
--------------------                   ---------------------------------------------
RYAN I. JACOB* (32)                    President, Chief Executive Officer and Director
1675 Broadway, 16th Floor              of the Fund as well as founder,  Chairman and
New York, New York 10019               Chief Executive  Officer of the Adviser. Mr.
                                       Jacob served as Chief Portfolio Manager of The
                                       Internet Fund, Inc. from December 20, 1997
                                       through June 24, 1999. Mr. Jacob also served
                                       as an analyst for Horizon Asset Management from
                                       1994 through August 1998 and was an assistant
                                       portfolio  manager  in the  private  client
                                       group at Bankers Trust from 1992 through 1994.
                                       From 1996 through August 1998, Mr. Jacob was
                                       Director of Research for IPO Value Monitor, an
                                       investment research service. Mr. Jacob, a
                                       graduate of Drexel University, has over 9 years
                                       of investment management experience.

FRANCIS J. ALEXANDER* (57)             Vice President, Secretary, Treasurer and Director
1675 Broadway, 16th Floor              of the Fund. Mr.  Alexander is a member of the
New York, New York 10019               Fund's Adviser and assists Mr. Jacob in the
                                       day-to-day  portfolio management for the Fund.
                                       He has been a portfolio  manager  with  Lepercq,
                                       de  Neuflize & Co.  Inc. since May 1998. Mr.
                                       Alexander has also been President of Alexander
                                       Capital Management, Inc. since March 1985.

WILLIAM B. FELL (32)                   Director of the Fund. Mr. Fell has served as
6 Jennifer Lane                        Manager-Accounting   Services  with   Maritrans
Churchville, Pennsylvania 18966        Inc.  since September 1996. From March 1995 to
                                       September 1996, he was a Senior Accountant  with
                                       Maritrans  Inc.  Mr.  Fell was  formerly a Senior
                                       Accountant  with  Ernst & Young LLP from  September
                                       1994 to March 1995.

CHRISTOPHER V. HAJINIAN (32)           Director of the Fund. Mr. Hajinian is a self-employed
130 Almshouse Road,                    attorney. He was an associate with Naulty, Scaricamazza
Richboro, Pennsylvania 18954           & McDevitt Ltd. from September 1996 to July 1999.

LEONARD S. JACOB, M.D., Ph.D.** (52)   Director of the Fund. Dr. Jacob has served as
1787 Sentry Park West,                 Chairman and Chief Executive  Officer of InKine
Building 18, Suite 440,                Pharmaceutical  Company, Inc. since  November
Blue Bell, Pennsylvania 19422          1997.  Prior to joining  InKine,  Dr. Jacob
                                       served as the President and Chief Executive
                                       Officer of Sangen Pharmaceutical Company and
                                       as a consultant to various biotechnology companies
                                       since June 1996. From 1989 to 1996, Dr. Jacob,
                                       as a co-founder of Magainin Pharmaceutical Inc.,
                                       served as Chief Operating Officer.

JEFFREY I. SCHWARZSCHILD (30)          Director of the Fund. Mr. Schwarzschild has worked
100 Van Neff Avenue, 21st Floor        as an associate attorney with Goldstein, Gellman,
San Francisco, California 94102        Melbostad, Gibson & Harris,  LLP  ("Goldstein  Gellman")
                                       since June 2001.  From February 2000 to June of 2001, Mr.
                                       Schwarzschild  worked as a consultant for International
                                       Venture   Associates   ("IVA"), a high-level strategic
                                       consulting and business development  firm based in
                                       Silicon Valley.  Prior to joining IVA, Mr.  Schwarzschild
                                       was an  associate  attorney at Goldstein Gellman.

*  "Interested person" of the Fund, as defined in the 1940 Act.
** Leonard S. Jacob is the uncle of Ryan I. Jacob.

                               COMPENSATION TABLE

                   (For the Fiscal Year Ended August 31, 2001)

                                             Pension or
                                             Retirement     Estimated
                                             Benefits       Annual
                              Aggregate      Accrued        Benefit      Total
        Name of Person and    Compensation   as Part of     Upon         Compensation
        Position with Fund    From Fund      Fund Expenses  Retirement   From the Fund
        ------------------    ---------      -------------  ----------   -------------

William B. Fell               $9,000            $0             $0          $9,000
                              ------            --             --          ------
Director

Christopher V. Hajinian       $9,000            $0             $0          $9,000
                              ------            --             --          ------
Director

Dr. Leonard Jacob             $9,000            $0             $0          $9,000
                              ------            --             --          ------
Director

Jeffrey I. Schwarzschild      $9,000            $0             $0          $9,000
                              ------            --             --          ------
Director

     Each Director who is not an interested  person of the Fund receives  $1,000 for each  meeting  attended,  as well as a $5,000  annual  retainer  fee, and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings.

IV. CODES OF ETHICS

     The Fund and the  Adviser  have  adopted  Codes of Ethics  that  govern the conduct of employees of the Fund and Adviser who may have access to  information about the Fund's  securities  transactions.  The Codes of Ethics  recognize that such persons owe a fiduciary duty to the Fund's  shareholders and must place the interests of shareholders ahead of their own interests.  Among other things, the
Codes of Ethics require the  preclearance of personal  securities  transactions;
certain  blackout  periods  for  personal  trading  of  securities  which may be considered  for purchase or sale by the Fund; and contain  prohibitions  against personal  trading  of  initial  public  offerings.  Violations  of the codes are subject to review by the Directors and could result in severe penalties.

V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 30, 2001, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address                                                 Percentage (%)
----------------                                                 --------------

National Financial Services Corporation                            19.25
200 Liberty Street
New York, NY 10281

National Investor Services Corporation                             14.56
55 Water Street
Floor 32
New York, NY 10041-0028

Charles Schwab & Co. Inc.                                      11.51
101 Montgomery Street
San Francisco, CA 94104

     As of November 30, 2001, the officers and Directors,  as a group,  owned of record and beneficially less than 1% of the Fund's shares.

VI. INVESTMENT ADVISORY AND OTHER SERVICES

     A. INVESTMENT ADVISER

     1. General Information.  Jacob Asset Management of New York LLC (previously defined  as the  "Adviser"),  a  registered  investment  adviser,  is a Delaware limited  liability  company with its principal  office located at 1675 Broadway,
New  York,  New York  10019.  The  Adviser  has been  selected  by the  Board of
Directors  to  serve  as the  investment  adviser  of the  Fund  pursuant  to an
Investment  Advisory  Agreement entered into by the Fund. The Adviser supervises all  aspects  of the  Fund's  operations  and  provides  investment  advice  and portfolio  management  services to the Fund.  Pursuant to the Advisory Agreement and subject to the  supervision  of the Fund's Board of  Directors,  the Adviser makes the Fund's day-to-day investment decisions,  arranges for the execution of portfolio transactions and generally manages the Fund's investments.

     Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and  President,  Chief  Executive  Officer  and  Director  of  the  Fund,  is  a
controlling  person of the Adviser based on his majority  ownership interest and is both a control and affiliated person of the Fund.  Francis J. Alexander is an affiliated person of both the Adviser and the Fund. Mr. Alexander has a minority ownership  interest in the Adviser and is Vice President,  Secretary,  Treasurer
and Director of the Fund.

     The Adviser provides persons  satisfactory to the Board of Directors of the
Fund to serve as officers of the Fund.  Such officers,  as well as certain other employees and Directors of the Fund, may be directors,  officers or employees of the Adviser or its affiliates.

     The Adviser may also provide the Fund with  supervisory  personnel who will be responsible  for  supervising  the  performance of  administrative  services, accounting and related services, net asset value and yield calculation,  reports to and  filings  with  regulatory  authorities,  and  services  relating to such functions.  However,  the  Administrator  will  provide  personnel  who  will be responsible  for performing  the  operational  components of such services.  The personnel  rendering such supervisory  services may be employees of the Adviser, of its affiliates or of other organizations.

     The Advisory  Agreement  was  initially  approved on August 27, 1999 by the
Board of Directors, including a majority of the directors who are not interested persons  (as  defined  in the 1940  Act) of the Fund or the  Adviser  and by the
initial shareholder.  The Agreement,  initially extended to August 31, 2001, and
provides  that  it  may  be  continued  in  force   thereafter   for  successive
twelve-month  periods beginning each September 1, provided that such continuance is  specifically  approved  annually by majority vote of the Fund's  outstanding voting securities or by the Board of Directors, and in either case by a majority of the  directors  who are not parties to the Advisory  Agreement or  interested persons of any such party,  by votes cast in person at a meeting  called for the purpose of voting on such matter.  The Board has approved the continuance of the
Agreement though August 31, 2002.

     The Advisory  Agreement is terminable  without penalty by the Fund on sixty days' written notice when authorized  either by majority vote of the outstanding voting  shares of the Fund or by a vote of a  majority  of the  Fund's  Board of
Directors,   or  by  the  Adviser  on  sixty  days'  written  notice,  and  will automatically  terminate in the event of its assignment.  The Advisory Agreement provides  that in the  absence  of  willful  misfeasance,  bad  faith  or  gross negligence  on  the  part  of  the  Adviser,  or of  reckless  disregard  of its obligations  thereunder,  the  Adviser  shall  not be liable  for any  action or failure to act in accordance with its duties thereunder.

     2. Adviser's  Fees.  Pursuant to the terms of the Advisory  Agreement,  the
Fund will pay  monthly an  advisory  fee equal to an annual rate of 1.25% of the
Fund's  average  daily net assets.  This fee is higher than the fee paid by most other mutual funds;  however,  the Board of Directors  believes that this fee is reasonable  in light of the advisory  services  performed by the Adviser for the
Fund.  For the period  December 14, 1999 to August 31, 2000,  the Fund  incurred
$1,634,140 in fees payable to the Adviser for its services.  The Adviser  waived
$393,086 of those fees in  accordance  with its  contractual  agreement to limit total annual  operating  expenses for the period December 14, 1999 to August 31,
2000. For the fiscal year ended August 31, 2001,  the Fund incurred  $585,323 in fees  payable to the Adviser for its  services.  The Adviser  waived  $79,399 of those fees  through  December  31,  2000,  on which date the  Advisor  ended its arrangement to limit total annual operating expense.

     Expense Subsidization.  The Adviser contractually agreed to waive a portion of its  advisory  fees to limit the Fund's Net Annual  Operating  Expenses to no more than 2.00% through August 31, 2000. The Adviser voluntarily  continued this waiver  through  December  31, 2000.  To the extent that the Adviser  waived its fees, the Fund may reimburse the Adviser for three years after the year in which fees were  waived or  reimbursed.  The Fund will only make such  payments to the
Adviser if the Total  Annual Fund  Operating  Expenses do not exceed the expense limits in effect at the time of the waiver.  Any such  recoupment  may cause new shareholders to pay higher expenses than if amounts were not being recouped.

     Subject to the assumption of certain expenses by the Adviser, the Fund has, under the Advisory Agreement,  confirmed its obligation for payment of all other expenses,  including  without  limitation:  (i)  fees  payable  to the  Adviser,
Administrator,  Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) Federal, state or local taxes, including issuance and transfer  taxes  incurred  by or levied on it;  (iv)  commitment  fees,  certain
insurance   premiums  and  membership  fees  and  dues  in  investment   company
organizations;  (v)  interest  charges on  borrowings;  (vi)  telecommunications expenses;  (vii)  recurring and  non-recurring  legal and  accounting  expenses;
(viii)  costs  of  organizing  and  maintaining   the  Fund's   existence  as  a
corporation;  (ix)  compensation,  including  Directors' fees, of any Directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x)
costs of  shareholders'  services  and  costs of  shareholders'  reports,  proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the  appropriate  Federal  securities  laws and of  qualifying  its shares under applicable state securities laws, including expenses attendant upon the initial  registration  and  qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii)
expenses of  preparing,  printing  and  delivering  the  Prospectus  to existing shareholders  and of  printing  shareholder  application  forms for  shareholder accounts.

     The Fund may from  time-to-time  hire its own employees or contract to have management  services performed by third parties,  and the management of the Fund intends  to do so  whenever  it  appears  advantageous  to the Fund.  The Fund's expenses for employees  and for such services are among the expenses  subject to the expense limitation described above.

     B. THE DISTRIBUTION AND SERVICE PLAN

     The Fund has  adopted a  distribution  and service  plan,  pursuant to Rule
12b-1 under the Investment Company Act of 1940 (the "Plan"). Rule 12b-1 provides that an  investment  company  which  bears any  direct or  indirect  expense  of distributing  its shares must do so only in accordance  with a plan permitted by the Rule.  The Plan requires  that the Fund enter into a  Shareholder  Servicing
Agreement and a Distribution Agreement.

     The  Fund has  entered  into a  Shareholder  Servicing  Agreement  with the
Adviser,  which  provides that the Fund will  compensate the Adviser for certain expenses and costs incurred in connection with providing  shareholder  servicing and maintaining shareholder accounts and to compensate parties with which it has written  agreements  and whose  clients  own  shares  of the Fund for  providing servicing to their clients ("Shareholder Servicing").  These fees are subject to a maximum of 0.25% per annum of the Fund's average daily net assets.  Rule 12b-1 fees are a portion of the Total  Annual  Fund  Operating  Expenses.  The Adviser
voluntarily  waived  its  right to  receive  0.20% in Rule  12b-1  fees  through
December  31, 2001.  The waiver had the effect of lowering  the overall  expense ratio of the Fund and increasing yield to investors.

     The  Fund  has also  entered  into a  Distribution  Agreement  with  Quasar
Distributors, LLC (the "Distributor"),  a federally registered broker dealer and an affiliate  of U.S.  Bancorp,  LLC Fund  Services,  the Fund's  Administrator,
Transfer Agent and Dividend Agent.  The  Distribution  Agreement  provides for a total  annual  amount  payable  of .10 of 1% (ten  basis  points)  of the Fund's average  daily net  assets  (the  "Total  Distribution  Fee").  Out of the Total
Distribution  Fee, the  Distributor is paid a fee of 0.01% of the Fund's average daily net  assets  (the  "Distribution  Fee") on an annual  basis  subject to an annual minimum of $15,000 plus out of pocket  expenses.  In addition,  the Total
Distribution Fee will be used for advertising  compliance reviews, NASDR filings
and  licensing  of  Adviser's  staff.   Finally,  the  Adviser  may  direct  the
Distributor  to pay a portion of the Total  Distribution  Fees to third parties.
Fees paid under the Plan may not be waived for individual shareholders.

     Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its  customers,  among other  things:  (i) answer  customer  inquiries regarding  account  status  and  history,  the  manner  in which  purchases  and redemptions  of shares of each  Class of the Fund may be  effected  and  certain other matters  pertaining to the Fund;  (ii) assist  shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary  personnel  and  facilities  to  establish  and  maintain  shareholder accounts  and  records;  (iv)  assist  in  processing  purchase  and  redemption transactions;  (v) arrange for the wiring of funds;  (vi)  transmit  and receive funds in connection  with customer  orders to purchase or redeem  shares;  (vii)
verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in  shareholder  designated  accounts;  (viii) furnish quarterly and year-end  statements and  confirmations  within five business days after activity in the account; (ix) transmit to shareholders of each Class proxy statements,  annual reports, updated prospectuses and other communications;  (x)
receive,  tabulate and transmit proxies executed by shareholders with respect to meetings  of  shareholders  of the Fund;  and (xi)  provide  such other  related services as the Fund or a shareholder may request.

     The Plan provides that the Adviser may make payments from time to time from its own  resources  which may include the  advisory fee and past profits for the following  purposes:  (i) to  defray  the  costs  of and to  compensate  others, including  financial  intermediaries  for performing  shareholder  servicing and related  administrative  functions  on behalf of the  Fund;  (ii) to  compensate certain financial  intermediaries for providing  assistance in distributing Fund shares;  (iii)  to pay  the  costs  of  printing  and  distributing  the  Fund's
Prospectus  to  prospective  investors;  and  (iv)  to  defray  the  cost of the preparation and printing of brochures and other promotional materials,  mailings to prospective  shareholders,  advertising,  and other  promotional  activities, including the salaries and/or  commissions of sales personnel in connection with the  distribution  of the Fund's  shares.  Further,  the  Shareholder  Servicing
Agreement  provides  that the Adviser  may use its service fee for the  purposes enumerated  in  (i)  above.  Also,  any  distribution  fees  payable  under  the
Distribution  Agreement may be used for purposes of (ii),  (iii), or (iv) above.
The Adviser, in its sole discretion,  will determine the amount of such payments made pursuant to the Plan to shareholder  servicing  agents and  broker-dealers, provided  that such  payments  made  pursuant to the Plan will not  increase the amount  which  the  Fund is  required  to pay  for any  fiscal  year  under  the
Shareholder Servicing or Distribution Agreements or otherwise.

     Shareholder  servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized  purchase and redemption  procedures offered to investors by the shareholder servicing agents and broker-dealers.  In addition,  shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the
Fund directly may impose  charges,  limitations,  minimums and  restrictions  in addition to or different from those applicable to shareholders who invest in the
Fund  directly.  Accordingly,  the net yield to  investors  who  invest  through shareholder  servicing  agents and  broker-dealers  may be less than realized by investing  in the Fund  directly.  An  investor  should read the  Prospectus  in conjunction with the materials  provided by the shareholder  servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

     In accordance with the Rule, the Plan provides that all written  agreements relating to the Plan entered into by the Fund,  the  Distributor or the Adviser, and the shareholder  servicing agents,  broker-dealers,  or other organizations, must be in a form  satisfactory  to the Fund's Board of Directors.  In addition, the Plan requires the Fund and the Distributor to prepare,  at least  quarterly, written reports setting forth all amounts expended for distribution  purposes by the  Fund  and  the  Distributor  pursuant  to  the  Plan  and  identifying  the distribution activities for which those expenditures were made.

     Below  are  the  itemized   expenditures  made  by  LePercq,   de  Neuflize
Securities, Inc., the Fund's distributor during the fiscal year ended August 31,
2001,  pursuant to payments made under the Plan for the fiscal year ended August
31, 2001:

      Advertising                                                       $380
      Printing and Mailing of Prospectuses to
         other than Current Shareholders                               3,281
      Compensation to Dealers                                         17,533
      Compensation to Sales Personnel                                     0
      Interest or Other Finance Charges                                   0
      Administration and Shareholder Servicing                         3,726
      Other Fees                                                      22,900
                                                                      ------

          Total                                                       $47,820
                                                                      -------

     C. ADMINISTRATOR

     General Information.  The Administrator and Fund Accountant for the Fund is
U.S. Bancorp Fund Services, LLC (the  "Administrator"),  which has its principal office at 615 East Michigan Street, Milwaukee,  Wisconsin 53202 and is primarily in the business of providing administrative,  fund accounting and stock transfer services to retail and institutional  mutual funds. The  Administrator  performs these  services  pursuant  to two  separate  agreements,  a Fund  Administration
Servicing Agreement and a Fund Accounting Servicing Agreement.

     Administration  Agreement.  Pursuant to the Fund  Administration  Servicing
Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser,  subject to the  supervision of the Fund's Board of Directors.  The
Administrator  will  provide  persons  to serve as  officers  of the Fund.  Such officers may be  directors,  officers or employees of the  Administrator  or its affiliates.

     The Administration Agreement is terminable by the Board of Directors of the
Fund or the  Administrator  on sixty  days'  written  notice and may be assigned provided the non-assigning  party provides prior written consent.  The Agreement shall remain in effect for two years from the date of its initial approval,  and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter.  The Agreement provides that in the absence of willful  misfeasance, bad  faith or gross  negligence  on the part of the  Administrator  or  reckless disregard of its obligations  thereunder,  the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

     Under  the  Administration   Agreement,   the  Administrator  provides  all
administrative services,  including,  without limitation: (i) providing services of persons competent to perform such  administrative  and clerical  functions as are necessary to provide  effective  administration of the Fund; (ii) overseeing the  performance  of  administrative  and  professional  services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement
of  Additional  Information  in  conjunction  with Fund  counsel,  including the printing of such  documents for the purpose of filings with the  Securities  and
Exchange  Commission and state securities  administrators,  preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and  Exchange  Commission;  (iv)  calculation  of yield and total return for the
Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and  redemptions of shares of the Fund (vi)  preparing in conjunction  with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the  Distributor,  which may be required to register or qualify,  or continue the registration or qualification, of the Fund  and/or its shares  under such laws;  (vii)  preparing  notices  and agendas  for  meetings  of the Fund's  Board of  Directors  and  minutes of such meetings in all matters  required by the 1940 Act to be acted upon by the Board;
and (viii) monitoring  periodic  compliance with respect to all requirements and restrictions  of the Investment  Company Act, the Internal  Revenue Code and the
Prospectus.

     For the administrative  services rendered to the Fund by the Administrator,
the  Fund  pays  the  Administrator  a  minimum  annual  fee  of  $35,000.   The
Administrator  charges the Fund an annual fee of .07% of the  average  daily net assets on the first $200 million, .05% on the next $500 million, and .04% on the balance. For the period from December 14, 1999 to August 31, 2000, the Fund paid the Administrator $62,115 for services under the Administration  Agreement.  For the fiscal year ended August 31, 2001, the Fund paid the  Administrator  $42,154 for services under the Administration Agreement.

     Accounting Agreement. The Fund Accountant,  pursuant to the Fund Accounting
Servicing  Agreement  ("Accounting  Agreement"),  provides  the  Fund  with  all accounting services, including, without limitation: (i) daily computation of net asset  value;  (ii)  maintenance  of  security  ledgers and books and records as required by the Investment  Company Act; (iii)  production of the Fund's listing of portfolio  securities  and general ledger  reports;  (iv)  reconciliation  of accounting  records;  and (v) maintaining certain books and records described in
Rule 31a-1 under the 1940 Act, and reconciling  account information and balances among the Fund's Custodian and Adviser.

     For  the  fund  accounting  services  rendered  to the  Fund  by  the  Fund
Accountant,  the Fund pays the Fund  Accountant at an annual rate of $23,000 for the first $40 million,  .01% of the average  daily net assets of the Fund on the next  $200  million,  and  .005% on the  balance.  The Fund  Accountant  is also entitled to certain out-of-pocket expenses,  including pricing expenses. For the period from December 14, 1999 to August 31, 2000,  the Fund paid the  Accountant
$17,342 for the services it provided to the Fund under the Accounting Agreement.
For the fiscal year ended August 31, 2001, the Fund paid the Accountant  $25,139 for the services it provided to the Fund under the Accounting Agreement.

     D. CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

     U.S.  Bank,  N.A.,  425 Walnut Street,  Cincinnati,  Ohio 45202,  serves as custodian for the Fund's cash and securities.  Pursuant to a Custodian Servicing
Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's  portfolio  securities and cash. The Custodian  receives an annual fee equal to .02% of the Fund's average daily net assets. The Custodian does not assist in, and is not responsible for, investment  decisions involving assets of the Fund. U.S. Bancorp Fund Services,  LLC, the Fund's Administrator,  also acts as the Fund's transfer and dividend agent.  U.S. Bancorp Fund Services,  LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     E. COUNSEL AND INDEPENDENT AUDITORS

     Legal matters in connection  with the issuance of shares of common stock of the Fund are  passed  upon by  Stradley  Ronon  Stevens & Young,  LLP,  2600 One
Commerce  Square,  Philadelphia,  PA 19103.  Ernst & Young LLP, 111 E.  Kilbourn
Avenue, Milwaukee, WI 53202-6612, have been selected as auditors for the Fund.

VII. BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Adviser makes the Fund's portfolio  decisions.  In the over-the-counter market,  where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution  or price is  believed  to be  obtainable.  Regarding  exchange-traded securities,  the  Adviser  determines  the  broker  to be used in each  specific transaction  with  the  objective  of  negotiating  a  combination  of the  most
favorable   commission  and  the  best  price  obtainable  on  each  transaction
(generally  defined as best  execution).  The  Adviser  will also  consider  the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the  broker-dealer  to the  investment  performance  of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded.  The Adviser does not intend to employ a broker-dealer  whose commission rates fall outside of the prevailing  ranges of execution costs charged by other  broker-dealers  offering
similar  services.   When  consistent  with  the  objective  of  obtaining  best execution,  brokerage may be directed to persons or firms  supplying  investment information  to the Adviser,  or portfolio  transactions  may be effected by the
Adviser or through the Distributor. Neither the Fund nor the Adviser has entered into agreements or  understandings  with any brokers  regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment  information to the Adviser for use in rendering  investment advice to the Fund, such information may be supplied at no cost to the  Adviser  and,  therefore,  may have the effect of  reducing  the expenses of the Adviser in rendering  advice to the Fund. While it is impossible to place an actual dollar value on such investment  information,  its receipt by the Adviser  probably does not reduce the overall expenses of the Adviser to any material  extent.  Consistent with the Conduct Rules of the NASD, and subject to seeking best execution,  the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute  portfolio  transactions for the
Fund.

     The investment information provided to the Adviser is of the type described in Section  28(e) of the  Securities  Exchange  Act of 1934 and is  designed  to
augment  the   Adviser's   own  internal   research  and   investment   strategy
capabilities.  Research  services  furnished by brokers  through  which the Fund effects  securities  transactions  are used by the Adviser in  carrying  out its investment  management  responsibilities  with  respect  to all of its  clients'
accounts.  There may be occasions where the transaction cost charged by a broker may be  greater  than that  which  another  broker  may  charge  if the  Adviser determines in good faith that the amount of such  transaction cost is reasonable in relation to the value of  brokerage  and  research  services  provided by the executing broker.

     A majority of the  portfolio  securities  that the Fund  purchases or sells will be done as  principal  transactions.  In  addition,  debt  instruments  are
normally  purchased   directly  from  the  issuer,   from  banks  and  financial
institutions  or from an underwriter or market maker for the  securities.  There usually  are  not  brokerage  commissions  paid  for  any  such  purchases.  Any transactions  involving  such  securities  for which  the Fund pays a  brokerage commission will be effected at the best price and execution available. Purchases from  underwriters  of portfolio  securities  include a commission or concession paid by the issuer to the  underwriter,  and purchases  from dealers  serving as market makers include the spread  between the bid and asked price.  The Fund may purchase  Government  Obligations  with a  demand  feature  from  banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment  index for the security.  The interest  received by the
Fund is net of a fee  charged  by the  issuing  institution  for  servicing  the underlying  obligation  and issuing  the  participation  certificate,  letter of credit, guarantee or insurance and providing the demand repurchase feature.

     For the period  December 14, 1999  (inception) to August 31, 2000, the Fund paid $2,756 in brokerage commissions. For the fiscal year ended August 31, 2001, the Fund paid $15,000 in brokerage commissions.

     Allocation of transactions,  including their frequency,  to various dealers is  determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula.  The primary consideration  is prompt  execution of orders in an effective manner at the most favorable price.

     Investment decisions for the Fund will be made independently from those for any other  investment  companies  or  accounts  that may  become  managed by the
Adviser or its affiliates.  If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same  security,  the  transactions  will be averaged as to price and allocated  equitably to each account. In some cases, this policy might adversely affect  the  price  paid or  received  by the Fund or the  size of the  position obtainable  for the  Fund.  In  addition,  when  purchases  or sales of the same security for the Fund and for other investment  companies managed by the Adviser occur contemporaneously,  the purchase or sale orders may be aggregated in order to obtain any price  advantage  available to large  denomination  purchasers  or sellers.  During the fiscal year ended  August 31,  2001,  the Fund's  portfolio turnover  percentage  was  higher  than  normally  expected  due to  trading  in securities in response to abnormally volatile market conditions.

VIII. CAPITAL STOCK AND OTHER SECURITIES

     The authorized  capital stock of the Fund consists of twenty billion shares of stock  having a par value of  one-tenth  of one cent  ($.001) per share.  The
Fund's  Board of  Directors is  authorized  to divide the  unissued  shares into separate  classes  and series of stock,  each  series  representing  a separate, additional  investment  portfolio.  Currently  there is only one class of shares outstanding.  Shares of any class or series will have  identical  voting rights, except  where,  by law,  certain  matters  must be approved by a majority of the shares of the  affected  class or  series.  Each share of any class or series of shares when  issued has equal  dividend,  distribution  and  liquidation  rights within the class or series for which it was issued,  and each  fractional  share has those rights in  proportion  to the  percentage  that the  fractional  share represents of a whole share. Shares will be voted in the aggregate.

     There are no conversion or preemptive  rights in connection with any shares of the  Fund.  All  shares,  when  issued  in  accordance  with the terms of the offering,  will be fully paid and  non-assessable.  Shares are redeemable at net asset value, at the option of the investor.

     The shares of the Fund have non-cumulative  voting rights, which means that the holders of more than 50% of the shares  outstanding  voting for the election of directors  can elect 100% of the  directors  if the holders  choose to do so, and, in that  event,  the  holders of the  remaining  shares will not be able to elect any  person or  persons  to the Board of  Directors.  Unless  specifically requested by an investor  who is an investor of record,  the Fund does not issue certificates evidencing Fund shares.

     As a general matter, the Fund will not hold annual or other meetings of the
Fund's shareholders.  This is because the By-laws of the Fund provide for annual meetings only (a) for the election of  directors,  (b) for approval of revisions to the Fund's investment  advisory  agreement,  (c) for approval of revisions to the Fund's  distribution  agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than  twenty-five  percent of all the votes entitled to be cast at such meeting.  Annual  and  other  meetings  may be  required  with  respect  to such additional  matters  relating  to the  Fund as may be  required  by the 1940 Act including the removal of Fund Directors and  communication  among  shareholders, any registration of the Fund with the Securities and Exchange  Commission or any state,  or as the Directors may consider  necessary or desirable.  Each Director serves  until  the next  meeting  of  shareholders  called  for the  purpose  of considering  the election or  reelection  of such  Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

IX. PURCHASE, REDEMPTION AND PRICING OF SHARES

     The material relating to the purchase,  redemption and pricing of shares is located  in  the  Shareholder  Information  section  of  the  Prospectus  and is incorporated by reference herein.

X. TAXATION OF THE FUND

     Distributions of Net Investment  Income. The Fund receives income generally in the form of dividends  and  interest on its  investments.  This income,  less expenses  incurred  in the  operation  of the Fund,  constitutes  the Fund's net investment  income from which dividends may be paid to you. If you are a taxable investor,  any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

     Distributions  of Capital  Gains.  The Fund may  realize  capital  gains or losses  in  connection  with  sales  or  other  dispositions  of  its  portfolio securities.  Distributions  from net short-term  capital gain will be taxable to you as ordinary income.  Distributions  from net long-term  capital gain will be taxable to you as long-term  capital gain,  regardless of how long you have held your shares in the Fund.  Any net capital  gain  realized by the Fund  generally will be distributed once each year, and may be distributed  more frequently,  if necessary, to reduce or eliminate excise or income taxes on the Fund.

     Taxation of Five Year Gain.

     o    Shareholders in the 10 and 15% federal brackets.  If you are in the 10 or 15%  individual  income tax  brackets,  capital gain  distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years,  these gains are subject to a maximum  rate of tax of
          8%. The Fund will  inform you in January of the portion of any capital gain  distributions  you received for the previous year that were five year gains qualifying for this reduced rate of tax.

     o    Shareholders  in  higher  federal  brackets.  If you  are in a  higher individual  income tax bracket (25, 28, 33 or 35% when fully phased-in in the year 2006), capital gain distributions generally are subject to a  maximum  rate  of tax of  20%.  Beginning  in the  year  2006,  any distributions  from the  Fund's  sale of  securities  purchased  after
          January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

     Effect of Foreign Investments on Distributions.  Most foreign exchange gain realized  by the Fund on the sale of debt  securities  is  treated  as  ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally  is treated  as  ordinary  loss.  This gain when  distributed  will be taxable to you as ordinary income,  and any loss will reduce the Fund's ordinary income  otherwise  available  for  distribution  to you.  This  treatment  could increase or decrease the Fund's  ordinary income  distributions  to you, and may cause some or all of the Fund's previously  distributed  income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces  the tax basis of your  shares in the Fund.  Any  return of  capital  in excess of your basis is taxable as a capital gain.

     Effect of  Foreign  Withholding  Taxes.  The Fund may be subject to foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's distributions paid to you.

     PFIC Securities. The Fund may invest in securities of foreign entities that could be deemed for tax  purposes  to be passive  foreign  investment  companies
(PFICs).  When investing in PFIC securities,  the Fund intends to mark-to-market these  securities  and  recognize  any gains at the end of its fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses) are  treated as ordinary  income that the Fund is required to distribute, even though it has not sold the securities.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain  distributions at the time they are paid,  and will  advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year,  the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the  actual  amount of each type of income  earned  during the period of your investment in the Fund.  Distributions declared by the Fund in December but paid in January will be taxable to you as if they were paid in December.

     Election  to be  Taxed  as a  Regulated  Investment  Company.  The Fund has
elected to be treated as a regulated  investment  company under  Subchapter M of the Internal Revenue Code ("Code").  It has qualified as a regulated  investment company  for its most  recent  fiscal  year,  and intends to continue to qualify during the current  fiscal year.  As a regulated  investment  company,  the Fund generally  will pay no federal  income tax on the income and gain it distributes to you. The Board  reserves the right not to distribute the Fund's net long-term capital  gain or not to have  the Fund  continue  regulated  investment  company
status  if  it  determines   such  a  course  of  action  to  be  beneficial  to
shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain,  and  shareholders  would be notified  that they are  entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated  investment  company,  it would be subject to  federal,  and  possibly state,  corporate taxes on its taxable income and gain, and distributions to you would be taxed as  ordinary  income to the  extent of the  Fund's  earnings  and profits.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code  requires the Fund to  distribute  to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the  calendar  year;  98% of its  capital  gain net  income  earned  during  the twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year. The Fund intends to declare and pay these  distributions in
December  (or to pay them in  January,  in which  case  you must  treat  them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Redemption of Fund Shares.  Redemptions (including redemptions in kind) are taxable  transactions  for federal and state income tax purposes.  If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the  gain or loss  that you  realize  will be  capital  gain or loss and will be long-term  or  short-term,  generally  depending  on how long you have held your shares.

     Redemptions and Taxation of Five Year Gains.

     o    Shareholders in the 10 and 15% federal brackets.  If you are in the 10 or 15%  individual  income tax  brackets,  gains from the sale of your fund shares  generally  are  subject to a maximum  rate of tax of 10%.
          However,  if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

     o    Shareholders  in  higher  federal  brackets.  If you  are in a  higher
          individual   income  tax  bracket  (25,  28,  33  or  35%  when  fully
          phased-in),  gains  from the sale of your Fund  shares  generally  are subject to a maximum  rate of tax of 20%.  Beginning in the year 2006, any gains  from the sale of Fund  shares  purchased  after  January 1,
          2001,  and held for more than five  years will be subject to a maximum rate of tax of 18%.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

     Wash Sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     U.S.  Government  Securities.  The income earned on certain U.S. government securities  would be exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest  earned  by the Fund on these  securities,  subject  in some  states to minimum  investment or reporting  requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements,
commercial  paper  and  federal  agency-backed   obligations  (e.g.,  Government
National Mortgage  Association  (GNMA) or Federal National Mortgage  Association
(FNMA) securities) generally does not qualify for tax-free treatment.  The rules on  exclusion  of  dividends  paid  from  interest  earned  on  U.S.  government securities are different for corporations.

     Dividends-received Deduction for Corporations.  For corporate shareholders, it is anticipated that none or only a small portion of the distributions paid by the Fund will qualify for the dividends-received  deduction.  You may be allowed to deduct these  qualified  dividends,  thereby  reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction  will be available  only with respect to dividends  designated  by the
Fund as  qualifying  for such  treatment.  Qualifying  dividends  generally  are limited to dividends of domestic  corporations.  All  dividends  (including  the deducted  portion) must be included in your  alternative  minimum taxable income calculation.

     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous  special  and  complex tax rules.  These rules could  accelerate the  recognition  of income by the Fund (possibly  causing the
Fund to sell  securities to raise the cash for necessary  distributions)  and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the
Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect  whether gain or loss  recognized by the Fund is treated as  ordinary or capital,  or as interest or dividend  income.  These rules could therefore  affect the amount,  timing or character of the income  distributed to you by the Fund.

     Certification of Foreign Status. Treasury regulations have been issued that modify the  information and forms that must be provided to certify that an owner of Fund shares is a foreign  person.  Foreign  persons  should consult their tax advisors  about the  applicability  of U.S. tax  withholding  and the use of the appropriate forms to certify their status.

XI. UNDERWRITERS

     The Fund sells and  redeems its shares on a  continuing  basis at their net asset  value.  As of  March  1,  2002,  the  Fund  entered  into a  distribution arrangement with Quasar Distributors, LLC ("Distributor").  The Distributor will use reasonable efforts to facilitate sales of the Fund's shares. The Distributor will also assist with processing and analyzing sales  literature and advertising
for  regulatory  compliance.   The  Distributor  will  also  be  reimbursed  for
out-of-pocket  expenses  related to the  distribution  of Fund  shares.  Under a former  arrangement  with LePercq,  de Neuflize  Securities,  Inc.  ("LePercq"),
LePercq  received $0 for the fiscal year ending  August 31, 2001 and $12,500 for the period of December 14, 1999 (the Fund's inception) to August 31, 2000.

XII. CALCULATION OF PERFORMANCE DATA

     The  Fund  may  from  time to time  include  total  return  information  in advertisements or reports to investors or prospective investors.  Currently, the
Fund intends to provide  these reports to investors  and  prospective  investors semi-annually,  but may from  time to  time,  in its  sole  discretion,  provide reports on a more frequent basis, such as quarterly.

     Average  Annual Total Return  Quotation.  The "total return" of the Fund is required to be included in any advertisement  containing the Fund's yield. Total return is the  average  annual  total  return for the period  which began at the inception  of the Fund and ended on the date of the most recent  balance  sheet, and is computed by finding the average annual  compound rates of return over the period that would equate the initial  amount  invested to the ending  redeemable value.  Yield,  effective  yield and total return may fluctuate daily and do not provide  a basis  for  determining  future  yields,  effective  yields  or total returns.  One-,  five- and ten-year  periods will be shown,  unless the Fund has been in existence for a shorter period.

     Computation  of Total  Return.  Total  return is the average  annual  total return for the 1-, 5- and  10-year  period  ended on the date of the most recent balance sheet included in the Statement of Additional  Information,  computed by finding the average  annual  compounded  rates of return over 1-, 5- and 10-year periods that would equate the initial amount  invested to the ending  redeemable value according to the following formula:

                                      P(1 + T)n = ERV

Where:

           P  =   a hypothetical initial investment of $1000

           T  =   average annual total return

           n  =   number of years

          ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or
                  10-year periods (or fractions thereof).

     Because  the Fund has not had a  registration  in effect for 5 or 10 years,
the  period  during  which  the   registration   has  been  effective  shall  be
substituted.  The average  annual total returns for the indicated  periods ended
August 31, 2001 were:

                                                Since inception
                          1 year                12/14/1999
                          ------                ----------

                         (85.02%)               (76.52%)

     From  time  to  time  evaluations  of  performance  of  the  Fund  made  by independent  sources may be used in  advertisements.  These  sources may include
Lipper Analytical Services,  Wiesenberger Investment Company Service, Donoghue's
Money Fund Report,  Barron's,  Business Week,  Changing Times,  Financial World,
Forbes,  Fortune,  Money,  Personal  Investor,  Bank Rate Monitor,  and The Wall
Street Journal. From time to time evaluations of performance of the Adviser made by independent sources may be used in advertisements of the Fund.

     The  performance of the Fund may be compared in various  financial and news publications  to the  performance of various  indices and  investments for which reliable  performance  data is  available.  The  performance  of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally  recognized mutual fund ranking and statistical services.
As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

     Yield Quotation. In the future, the Fund may elect to advertise performance data that shows the Fund's yield.  The "yield" refers to income  generated by an
investment  in  the  Fund  over  a  thirty-day  period.   This  income  is  then
"annualized."  That is, the amount of income generated by the investment  during that month is assumed to be generated  each month over a 12-month  period and is shown as a percentage of the  investment.  The  "effective  yield" is calculated similarly  but, when  annualized,  the monthly income earned by an investment in the Fund is assumed to be  reinvested.  The  "effective  yield" will be slightly higher  than the  "yield"  because  of the  compounding  effect of this  assumed reinvestment.

     Computation  of Yield.  The Fund  computes  yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                YIELD = 2[(a-b/cd + 1)6 - 1]

Where:     a =   dividends and interest earned during the period.

           b =   expenses accrued for the period (net of reimbursements).

           c =   the average daily number of shares outstanding during the
                 period that were entitled to dividends.

           d =   the maximum offering price per share on the last day of the period.

     Actual future yields will depend on the type,  quality,  and  maturities of the investments held by the Fund, changes in interest rates on investments,  and the Fund's expenses during the period.

XIII. FINANCIAL STATEMENTS

     The  financial  statements  and  financial  highlights  of the Fund for the fiscal year ended August 31, 2001,  which appear in the Fund's  Annual Report to
Shareholders and the report thereon by Ernst & Young LLP, the Fund's independent auditors,  also  appearing  therein,  are  incorporated  by reference  into this
Statement of Additional Information.  The Annual Report may be obtained, without charge,  by writing or calling the Fund at the  address or number  listed on the cover page of this Statement of Additional Information.